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                                                                 EXHIBIT 10(a)


                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in AXA's Registration Statements on Form S-8 (Nos. 333-9212, 333-12088 and 333-12944) and on Form F-3 (Nos. 333-12872 and 333-12956) of our report dated March 15, 2001 (except for Note 25 which is dated May 9, 2001) relating to the consolidated financial statements and financial statement schedule, which appears on page F-1 of AXA's Annual Report on Form 20-F for the year ended December 31, 2000.



Bcfee - Price Waterhouse
Member of PricewaterhouseCoopers


/s/ Gerard Dantheny
Gerard Dantheny


Paris, France
May 25, 2001